UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of The Securities and Exchange Act of 1934

DATE OF REPORT:

March 20, 2025

(Date of Earliest Event Reported)

Massachusetts

(State or Other Jurisdiction

of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370

(Address of principal executive offices, including zip code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(781)-878-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2025, Independent Bank Corp. (the “Company”) completed the issuance and sale (the “Offering”) of $300.0 million aggregate principal amount of its 7.25% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Notes were issued under the Indenture, dated as of March 25, 2025 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of March 25, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The terms of the Notes are set forth in, and such Notes are governed by, the Indenture.

The Offering was completed pursuant to the prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-281375) (the “Registration Statement”), dated August 8, 2024, as supplemented by a preliminary prospectus supplement dated March 20, 2025 and a final prospectus supplement dated March 20, 2025, and a free writing prospectus dated March 20, 2025.

The net proceeds from the sale of the Notes were $297.0 million before deducting estimated offering expenses. The Company intends to use the net proceeds for general corporate purposes, which may include redeeming Enterprise Bancorp, Inc.’s (“Enterprise”) fixed-to-floating rate subordinated notes due July 15, 2030 following the consummation of the Company’s merger with Enterprise.

From and including the date of issuance to, but excluding, April 1, 2030 or the date of earlier redemption, the Notes will bear interest at a fixed rate of 7.25% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2025. Thereafter, from and including April 1, 2030, to, but excluding, the maturity date, April 1, 2035, or the date of earlier redemption, the Notes will bear interest at a floating rate per year equal to a Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the Indenture), plus 353 basis points, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 2030. Notwithstanding the foregoing, if the Benchmark rate is less than zero, then the Benchmark rate shall be deemed to be zero.

The Notes are the Company’s unsecured, subordinated obligations and (i) rank junior in right of payment and upon the Company’s liquidation to any of the Company’s existing and future senior indebtedness (as defined in the Indenture), whether secured or unsecured; (ii) rank equal in right of payment and upon our liquidation with any of the Company’s future subordinated indebtedness the terms of which provide that such indebtedness ranks equally with promissory notes, bonds, debentures and other evidence of indebtedness of types that include the Notes; (iii) rank senior in right of payment and upon the Company’s liquidation to (A) the Company’s existing junior subordinated debentures underlying outstanding trust preferred securities, and (B) any indebtedness the terms of which provide that such indebtedness ranks junior to promissory notes, bonds, debentures and other types of indebtedness that include the Notes; and (iv) are structurally subordinated to all of the existing and future indebtedness, deposits and other liabilities of the Company’s wholly-owned subsidiary, Rockland Trust Company (“Rockland Trust”) and the Company’s other current and future subsidiaries, including, without limitation, Rockland Trust’s liabilities to depositors in connection with the deposits in Rockland Trust, its liabilities to general creditors and its liabilities arising during the ordinary course or otherwise.

The Notes may be redeemed at the Company’s option under certain circumstances, as described in the Indenture.

The foregoing summary of the terms of the Underwriting Agreement (defined below), the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER INFORMATION

In connection with the Offering, the Company and Rockland Trust entered into an Underwriting Agreement, dated as of March 20, 2025 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary closing conditions, indemnification rights and termination provisions.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d. The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description

1.1	Underwriting Agreement, dated as of March 20, 2025, by and among Independent Bank Corp., Rockland Trust Company, Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co.

4.1	Base Indenture, dated as of March 25, 2025, by and between Independent Bank Corp. and U.S. Bank Trust Company, National Association, as trustee

4.2	Supplemental Indenture, dated as of March 25, 2025, by and between Independent Bank Corp. and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 7.25% Fixed-to-Floating Rate Subordinated Notes due 2035

5.1	Opinion of Simpson Thacher Bartlett, Counsel to Independent Bank Corp.

23.1	Consent of Simpson Thacher Bartlett, Counsel to Independent Bank Corp. (included as part of Exhibit 5.1)

104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date: March 25, 2025	By:	/s/ Patricia M. Natale
PATRICIA M. NATALE
GENERAL COUNSEL